                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  December 16, 1996

                               Walbro Corporation
                      -------------------------------------
               (Exact Name of Registrant as Specified in Charter)



         Delaware                          0-6955                 38-1358966
     ------------------                ----------------      -------------------
   (State or Other Jurisdiction           (Commission          (IRS Employer
       of incorporation)                  File Number)       Identification No.)



    6242 Garfield Street, Cass City, Michigan                       48726
    -----------------------------------------                       -----
    (Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code (517) 872-2131

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Marwal Systems S.N.C.

The following Financial Statements of Marwal Systems S.N.C. as of December 31, 1995, 1994 and 1993 and for the years ended December 31, 1995, 1994 and 1993 are included on Pages F-1 through F-39:


     Letter of Confirmation . . . . . . . . . . . . . . . . . . . . . .    F-1

     Report of Independent Public Accountants for 1995  . . . . . . . .    F-2

     Balance Sheet as of December 31, 1995  . . . . . . . . . . . . . .    F-3

     Income Statement for the year ended December 31, 1995  . . . . . .    F-5

     Notes to the Financial Statements for 1995 . . . . . . . . . . . .    F-7

     Report of Independent Public Accountants for 1994  . . . . . . . .    F-14

     Balance Sheet as of December 31, 1994  . . . . . . . . . . . . . .    F-15

     Income Statement for the year ended December 31, 1994  . . . . . .    F-17

     Notes to the Financial Statements for 1994 . . . . . . . . . . . .    F-19

     Report of Independent Public Accountants for 1993  . . . . . . . .    F-27

     Balance Sheet as of December 31, 1993  . . . . . . . . . . . . . .    F-28

     Income Statement for the year ended December 31, 1993  . . . . . .    F-30

     Notes to the Financial Statements for 1993 . . . . . . . . . . . .    F-32


(b)  Exhibits.

  23.1   Consent of Ernst & Young.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             Walbro Corporation


                             By:  /s/ L. E. Althaver
                                  -------------------------------------
Dated:  January 7, 1997           L. E. Althaver
                                  Chairman and Chief Executive Officer

                           [ERNST & YOUNG LETTERHEAD]



                                        Mr. Mike Shope
                                        Walbro Corporation
                                        6242 Garfield Street
                                        Cass City, Michigan 48726-1325
                                        U.S.A.


                                        December 26, 1996


Dear Sirs,

With respect to the contemplated filing of a registration statement by Walbro Corporation and the inclusion in this filing of the audited financial statements under French GAAP of Marwal Systems for fiscal years ended December 31, 1993, 1994 and 1995, we confirm that our audits of these Marwal Systems financial statements were conducted substantially in accordance with US generally accepted auditing standards.

Yours faithfully,


   ERNST & YOUNG Audit

     /s/ Gilles Meyer
   ---------------------
         Gilles Meyer
         Partner

                             MARWAL SYSTEMS, S.N.C.
                          (MARWAL SYSTEMS, S.A. UNTIL
                              SEPTEMBER 30, 1995)

                       STATUTORY AUDITOR'S GENERAL REPORT

                          YEAR ENDED DECEMBER 31, 1995


In our capacity as statutory auditor, we present below our report on:

* the accompanying annual accounts of Marwal Systems,

* the specific procedures and disclosures prescribed by law,

for the year ended December 31, 1995.

These annual accounts are the responsibility of the Company's management. Our responsibility is to express an opinion on these annual accounts based on our audit.

I. OPINION ON THE ANNUAL ACCOUNTS

We conducted our audit in accordance with French auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the annual accounts are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the annual accounts. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall annual account presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the annual accounts present fairly, in all material respects, the financial position of the Company at December 31, 1995 and the results of its operations for the year then ended.

II. SPECIFIC PROCEDURES AND DISCLOSURES PRESCRIBED BY LAW

We have also carried out, in accordance with professional standards, the specific procedures prescribed by law.

We have nothing to report with respect to the fairness of information contained in the Directors' Report and its consistency with the annual accounts and other information presented to shareholders concerning the financial position and annual accounts.

The Statutory Auditor
ERNST & YOUNG Audit


           Gilles Meyer

February 26, 1996

                            MARWAL SYSTEMS, S.N.C.
                             Balance Sheet as of
                              December 31, 1995
                              (in French Francs)



         ASSETS                                                       December 31, 1995
                                                 ------------------------------------------------------------------
                                                                      Accumulated
                                                                      depreciation
                                                                      amortization and
                                                  Gross               allowances                   Net book value
                                                 ------------------------------------------------------------------


Fixed assets

Intangible fixed assets                            18.226.005,10        16.433.332,65                1.792.672,45
Tangible fixed assets                             128.951.636,21        70.814.996,81               58.136.639,40
Financial investments:
-  Associates                                          36.369,00                                        36.369,00
-  Others                                           1.011.340,15                                     1.011.340,15
                                                  --------------       --------------              --------------
Sub-total                                         148.223.350,46        87.248.329,46               60.977.021,00
                                                  --------------       --------------              --------------

Inventories

-  Raw materials                                   24.844.475,00         2.489.620,00               22.354.855,00
-  Work-in-progress                                 2.910.543,00           258.005,00                2.652.538,00
-  Finished goods                                  11.693.971,00         1.057.171,00               10.636.800,00
                                                  --------------       --------------              --------------
Sub-total                                          39.448.989,00         3.804.796.00               35.644.193,00
                                                  --------------       --------------              --------------

Current assets

Advances and payments on accounts                     823.782,34                                       823.782,34
Trade accounts and notes receivable:
-  Customers and related accounts                 109.941.372,93         3.971.285,50              105.970.087,43
-  Other                                           13.189.440,94                                    13.189.440,94
Other receivables                                   2.327.218,02                                     2.327.218,02
Cash and cash equivalent                           67.163.748,22                                    67.163.748,22
Payments in advance                                     2.113,74                                         2.113,74
Deferred Charges                                    2.004.784,97                                     2.004.784,97
Foreign exchange translation differences              432.784,33                                       432.784,33
                                                  --------------       --------------              --------------
Sub-total                                         195.885.245,49         3.971.285,50              191.913.959,99
                                                  --------------       --------------              --------------
TOTAL ASSETS                                      383.559.584,95        95.024.410,96              288.535.173,99
                                                  --------------       --------------              --------------



                            MARWAL SYSTEMS, S.N.C.
                             Balance Sheet as of
                              December 31, 1995
                              (in French Francs)

           LIABILITIES AND
        SHAREHOLDERS' EQUITY                            DECEMBER 31, 1995
Shareholders' equity
Share capital                                            90.660.000,00
Reserves                                                    196.550,23
Revaluation reserve                                                  0
Retained earnings at January 1st                            108.054,10
Result for the year                                      25.472.561,45
                                                        --------------
Sub-total                                               116.437.165,78
                                                        --------------
Provisions for contingencies and charges                  5.513.067,65

Liabilities
Financial debts:
- Amounts owned to financial institutions                            0
- Other financial debts                                   2.695.629,49

Accounts payable and related accounts                   130.472.854,90
Social charges payable                                   19.810.842,99
Taxes                                                     2.808.171,90
Other                                                     2.115.551,85

Other creditors:
- Accounts payable on fixed assets                        6.502.143,36
- Group                                                              0
- Other                                                     128.985,44

Deferred income                                           1.112.983,10
Foreign exchange translation differences                    937.777,53
                                                        --------------
Sub-total                                               166.584.940,56
                                                        --------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY              288.535.173,99
                                                        --------------

                             MARWAL SYSTEMS, S.N.C.
                            Income Statement for the
                          year ended December 31, 1995
                              (in French Francs)

                                              December 31, 1995
                                      ----------------------------------
Operating revenues:                                        565.719.064,53
Sale of goods                         540.478.654,89
Sale of services                       19.107.848,98

                                      --------------
Net sales                             559.586.503,87

Movement in finished goods and
work-in-progress                         (957.292,00)
In-house production                       958.322,00
Grants                                  1.004.628,42
Reversal of provisions and transfer
of charges                              4.277.496,90
Other income                              849.405,34
                                      --------------
                                      565.719.064,53
Operating expenses                                         515.796.687,06

Purchases of raw materials and
other supplies                        267.809.549,46
Movements in raw materials stock        4.985.449,00
Other purchases and external
charges                                81.354.762,36
Taxes and similar charges               9.142.104,58
Wages & salaries                       85.212.941,72
Social charges                         37.218.880,73
Depreciation and amortisation
expenses and provisions:
* Fixed assets                         23.363.492,27
* Current assets                        1.571.179,46
* Contingencies and charges             4.826.888,73
Other charges                             311.438,75
                                      --------------
                                      515.796.687,06
Operating profit                                            49.922.377,47

Financial income:                                           14.072.141,78
From other investments                        521,35
Other interest and similar income       2.887.113,46
Reversal of provisions and transfer
of charges                              3.136.636,82
Foreign exchange gains                  8.047.870,15
                                      --------------
                                       14.072.141,78
                                                            22.428.209,50
Financial expenses:
Depreciation and provisions               924.032,56
Interest and similar charges            6.080.465,40
Foreign exchange losses                15.423.711,54
                                      --------------
                                       22.428.209,50
Net financial income/(expenses)                             (8.356.067,72)


                            MARWAL SYSTEMS, S.N.C.
                           Income Statement for the
                         year ended December 31, 1995
                              (in French Francs)


                                    December 31, 1995
                                    -----------------
Profit before taxation                          41.566.309,75

Exceptional income:                              8.712.352,95
From operating activities       2.897.314,03
From capital transactions       1.072.032,92
Reversal of provisions and
  transfer of charges           4.743.006,00
                                ------------
                                8.712.352,95

Exceptional charges:                             9.209.111,25
From operating activities       7.178.141,85
From capital transactions       1.217.422,40
Depreciation and provisions       813.547,00
                                ------------
                                9.209.111,25

Exceptional profit (loss)                         (496.758,30)

Profit before taxation                          41.069.551,45

Profit-Sharing                  4.750.000,00
Income tax                     10.846.990,00

Profit after taxation                           25.472.561,45
Total income                                   588.503.559,26
Total expenditure                              563.030.997,81

Profit                                          25.472.561,45


                             MARWAL SYSTEMS, S.N.C.
                       Notes to the financial statements
                        (in thousands of French Francs)

EVENTS DURING THE YEAR

The Marwal branch based in Italy was closed on December 31, 1995.

An extraordinary shareholders' meeting held on September 29, 1995 decided the transformation of the Company into a "Societe en Nom Collectif", a partnership, with effect from October 1 , 1995.

NOTE 1: ACCOUNTING POLICIES

The accounts of the Company have been prepared based upon generally accepted accounting principles in France which conform with the Chart of Accounts as set out in the French law dated April 30, 1983 and the decree of November 29, 1983.

1.1 Intangible fixed assets

The intangible fixed assets consist mainly of goodwill which is amortised on a straight line basis over 5 years.

The amortisation methods and the useful lives for other categories are as follows:

- Set-up costs                  3 years straight line
- Computer software             1-3 years straight line

1.2 Tangible fixed assets

Tangible fixed assets are valued at historical purchase price or cost of production when they have been produced in house. The cost of production is made up of the following elements: purchase price of raw materials, consumables and direct production costs.

Assets are depreciated on a straight line basis or declining balance, when applicable, for items purchased during or after 1992.

The depreciation methods and the useful lives applied are as follows;

Installations                          10 years straight line
Machinery                              5-6 2/3 straight line / declining balance
Toolings                               1-5 years straight line / declining balance
Leasehold improvements - Mac./Toolings  5-6 2/3 straight line / declining balance
Vehicles                               4-5 years straight line
Fixtures and fittings                  10 years straight line
Computer hardware                      4-5 years straight line / declining balance

                            MARWAL SYSTEMS, S.N.C.
                      Notes to the financial statements
                       (in thousands of French Francs)

1.3 Financial investments

- The investments in associates are valued at their acquisition cost in the assets of the Company.
- A reserve is recorded when their fair value is less than their book value.

1.4 Inventory and work-in-progress
The policies used are as follows:

* Inventory is valued at the total cost of production.

* Raw materials and consumables are valued at the average weighted cost for goods received in the last month. This method is similar to FIFO.

* The Cost of production includes direct and indirect production expenses and an allocation of the costs of running the Head Office, to the extent that they are related to the production.

* The provision for obsolescence is determined based upon the sales.

1.5 Allowance for doubtful accounts

The receivables are valued at their face value, a provision is recorded when the value recoverable is less than the book value.

1.6 Foreign exchange transactions

The receivables and payables denominated in foreign currency are translated into French Francs at the December 31st exchange rate. The resulting differences with amounts translated at historical exchange rates are shown in the balance sheet as "foreign exchange translation differences".

A provision for exchange losses is recorded separately for unrealised losses.

1.7 Retirement indemnity liabilities

The "Projected Benefit Obligation" has been applied to calculate the retirement obligation.

The total obligation is covered by:

- a fund run by La Mondiale, with a value of KFRF.8,343,
- a provision of KFRF.357 included in the Marwal accounts at December 31, 1995.

NOTE 2: FIXED ASSETS

The movements in gross value are as follows:


                                12/31/94        Increase       Decrease         12/31/95
Intangible fixed assets          18519            307            600             18226
Tangible fixed assets           107067          24751           2866            128952
Financial investments             1122            852            927              1047


                             MARWAL SYSTEMS, S.N.C.
                       Notes to the financial statements
                        (in thousands of French Francs)

The movements in amortisation and depreciation are analysed as follows:

                        12/31/94        Increase        Decrease        12/31/95
                        --------        --------        --------        --------
Intangible fixed assets    13658            3375            600            16433
Tangible fixed assets      52431           19988           1604            70815


NOTE 3: INVENTORIES AND WORK IN PROGRESS

The reserve for obsolescence for raw materials, consumables and finished goods at 31/12/95 amounts to KFRF. 3,805.

NOTE 4: ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

At December 31, 1995, accounts receivable can be split by maturity date as follows:


                                                                 Greater
                                Total     Less than 1 year     than 1 year
                                -----     ----------------     -----------
Long term receivables             1011          1008                  3
Current assets                  126284        126284                  -


NOTE 5: SHORT TERM INVESTMENTS

N/A.

NOTE 6: PREPAYMENTS AND DEFERRED INCOME

                                12/31/95
                                --------
Prepayments
Other                              2


                                12/31/95
                                --------
Deferred income
Long term contracts (tooling)     1089
Other                               24
                                  ----
                                  1113
                                  ====


NOTE 7: DEFERRED CHARGES

                                           Charged to
                                        income statement
                        Total                 1995              12/31/95
                        ----            ----------------        --------

Deferred charges
Amortised over 3 years    3921                     1916             2005


                             MARWAL SYSTEMS, S.N.C.
                       Notes to the financial statements
                        (in thousands of French Francs)

NOTE 8: SHAREHOLDERS' EQUITY

The capital stock is made up of 906,600 shares with a nominal value of FRF.100, completely paid up.

The accounts of the Company are consolidated in the group accounts of the Magneti Marelli Spa Group.

NOTE 9: TAX PROVISIONS AND PROVISIONS FOR CONTINGENCIES AND CHARGES

The movements in the year are analysed as follows:


                            12/31/94      Additionals   Reversals     12/31/95
                            --------      -----------   ---------     --------
Provisions for contingencies
and charges of which:       10058         5104          9649          5513
* Provision for payments                   357                        357
  on retirement
* Provision for guarantee    1000         2523          1000          2523
* Provision for loss on      3136          433          3136           433
  foreign exchange


NOTE 10: CREDITORS

At December 31, 1995, debts, excluding advances and deposits received, deferred income and foreign exchange differences, can be analysed by maturity date as follows:

                                        Less than       Between
                           Total          1 year      1 and 5 years    > 5 years
                           -----        ---------     -------------    ---------
Other financial debts        2696                        2696
Trade payables and other
  liabilities*             161839       157089*          4750


* of which trade bills payable: 27225

NOTE 11: RELATED PARTIES

The related parties transactions are included in the different accounts in the balance sheet as follows:

                Assets                  Liabilities
                ------                  -----------

Trade receivables       16856           Trade payables          14716
Other receivables         198           Other payables              8
Cash and
  cash equivalent       73017           Financial debt            432


Interest expenses and financial income with related parties are as follows:

Operating income        47440           Operating expenses      54317
Financial income         2373           Interest expenses        5991

                             MARWAL SYSTEMS, S.N.C.
                       Notes to the financial statements
                        (in thousands of French Francs)


NOTE 12: ACCRUALS AND INCOME RECEIVABLE RELATING TO DIFFERENT BALANCE SHEET ACCOUNTS

                 Assets                              Liabilities
                 ------                              -----------
Trade receivables                       Trade payables
* Customers                6558         * Suppliers                14246
* Suppliers                2354         * Tax and social charges   14641
* State                    2490         * Other                     1283
Other receivables           534         Other liabilities            390


NOTE 13: EXCHANGE DIFFERENCES RELATED TO BALANCE SHEET ACCOUNTS

                                           Exchange difference
                                         -----------------------
                                         Asset         Liability
                                         -----         ---------
Asset
Trade receivables                         431                3
Liabilities
Trade payables                              1              935


NOTE 14: SALES TURNOVER ANALYSIS

                                           1994            1995
                                           ----            ----
Sales                                     565671           559587
Sales of goods                            535259           540479
Sales of services                          30412            19108

Split between export/domestic
Domestic                                  353114           318495
Export                                    212557           241092

Sales                                     565671           559587


NOTE 15: DEFERRED TAX POSITION

                            12/31/94         Movements         12/31/95
                       ----------------  ----------------  ----------------
Nature                 Asset  Liability  Asset  Liability  Asset  Liability
------                 -----  ---------  -----  ---------  -----  ---------
Timing differences
Organic                           559     559       730              730


                             MARWAL SYSTEMS, S.N.C.
                       Notes to the Financial Statements
                        (in thousands of French Francs)


NOTE 16:  EMPLOYEE INFORMATION



                                     Permanent staff         Temporary staff
                                     ---------------         ---------------
Executives & Management                    55
Employees                                 135                      4
Labor and production                      476                     10
                                     ---------------          --------------
Total                                     666                     14



NOTE 17:  LEASE COMMITMENTS

None.


NOTE 18:  COMMITMENTS UNDERTAKEN AND RECEIVED

Discounted trade bills receivable but not matured          89827


NOTE 19:  INFORMATION RELATING TO MANAGEMENT

N/A.


NOTE 20: EXCEPTIONAL INCOME

Exceptional income from operating activities                            2897
Redundancy payments reinvoiced to Jaeger S.A.                251
Grant relating to training                                  2565
Other                                                         81

Exceptional income from capital transactions                            1072
Income from the sale of fixed assets                        1066
Other                                                          6

Reversal of provisions and transfer of charges                          4743
Provision for delocalisation                                1700
Provision for the starting of pumps                         1304
Other                                                       1739

NOTE 21:  EXCEPTIONAL CHARGES

Exceptional charges on operating activities                             7178
Redundancy payments                                         3378
Training costs                                              3056
Other                                                        744

Exceptional charges from capital transactions                           1217
Net book value of fixed assets sold                         1217

Depreciation and provisions                                              813
Provision for delocalisation and other                       813


                             MARWAL SYSTEMS, S.N.C.
                        Notes to the financial statements
                        (in thousands of French Francs)


NOTE 22:  CHANGE IN ACCOUNTING POLICIES
N/A.

NOTE 23: ANALYSIS OF INCOME TAX

The income tax accounted for is that which is calculated for the accounts to 9/30/1995, Marwal Systems becoming a partnership as from 10/01/95.


                                  BASE           BASE             TAX
                                12/31/95        9/30/95         9/30/95

Operating profit                   41566          28083           10977
Exceptional items                   (497)          (156)            (61)
                                   -----          -----           -----
Profit before tax                  41069          27927           10916
Income tax credit 1994                                               69
                                                                  -----
TOTAL INCOME TAX FOR THE
COMPANY                                                          (10847)

                              MARWAL SYSTEMS, S.A.

                       STATUTORY AUDITOR'S GENERAL REPORT

                          YEAR ENDED DECEMBER 31, 1994




In our capacity as statutory auditor, we present below our report on:

-  the accompanying annual accounts of Marwal Systems, S.A.;
-  the specific procedures and disclosures prescribed by law,

for the year ended December 31, 1994.

I. OPINION ON THE ANNUAL ACCOUNTS

We have audited the annual accounts in accordance with professional standards and, accordingly, performed such auditing procedures as we considered necessary in the circumstances.

In our opinion, the annual accounts present fairly, in conformity with generally accepted accounting principles in France, the financial position of the Company at December 31, 1994, and the results of its operations for the year then ended.


II. SPECIFIC PROCEDURES AND DISCLOSURES PRESCRIBED BY LAW


We have also carried out, in accordance with professional standards, the specific procedures prescribed by law.


We have nothing to report with respect to the fairness of information contained in the Directors' Report and its consistency with the annual accounts and other information presented to shareholders concerning the financial position and annual accounts.

      The Statutory Auditor
       ERNST & YOUNG Audit



              Gilles Meyer


March 17, 1995

                             MARWAL SYSTEMS, S.A.
                             Balance Sheet as of
                              December 31, 1994
                              (in French Francs)

ASSETS
                                                         December 31, 1994
                                         ------------------------------------------------
                                               Gross       Accumulated         Net book
                                                           Depreciation         value
                                                           amortization
                                                          and allowances
                                         ------------------------------------------------
Fixed assets
Intangible fixed assets                   18.519.155,10    13.658.164,14     4.860.990,96
Tangible fixed assets                    107.067.527,50    52.430.885,19    54.636.642.31
Financial investments                      1.122.471,53                      1.122.471,53
                                        ---------------   --------------   --------------
Sub-total                                126.709.154,13    66.089.049,33    60.620.104,80
                                        ---------------   --------------   --------------

Inventories
* Raw materials                           29.829,924,00     1.591.848,00    28.238.076,00
* Work-in-progress                         3.101.279,00       182.005,00     2.919.274,00
* Finished goods                          12.460.527,00     1.062.465,00    11.398.062,00
                                        ---------------   --------------   --------------
Sub-total                                 45.391.730,00     2.836.318,00    42.555.412,00
                                        ---------------   --------------   --------------

Current assets
Advances and payments on account           1.186.853,59                      1.186.853,59
Trade accounts & notes receivable
* Customers and related accounts         108.200.292,33     4.815.370,90   103.384.921,43
* Other                                   10.379.297,27             0,00    10.379.297,27
Other receivables                          4.465.165,81             0,00     4.465.165,81
Cash and cash equivalent                  69.076.737,77                     69.076.737,77
Payments in advance                          216.943,59                        216.943,59

Deferred Charges                           2.430.152,50                      2.430.152,50
Foreign exchange translation
differences                                3.136.636,82                      3.136.636,82

                                        ---------------   --------------   --------------
Sub-total                                199.092.079,68     4.815.370,90   194.276.708,78
                                        ---------------   --------------   --------------

TOTAL ASSETS                             371.192.963,81    73.740.738,23   297.452.225,58
                                        ---------------   --------------   --------------

                             MARWAL SYSTEMS, S.A.
                             Balance Sheet as of
                              December 31, 1994
                              (in French Francs)


LIABILITIES AND
SHAREHOLDERS' EQUITY                               DECEMBER 31, 1994
                                                   -----------------
Shareholders' equity
Share Capital                                        90.660.000,00
Revaluation reserve                                     172.508,46
Retained earnings at January 1st                    (11.603.376,40)
Result for the year                                  15.534.381,07
                                                   ---------------
Sub-total                                            94.763.513,13

Provisions for contingencies and charges             10.058.014,45

Liabilities
Financial debts:
- Amounts owed to financial institutions              6.344.656,90
Accounts payable and related accounts               136.837.422,79
Social charges payable                               20.444.348,88
Taxes                                                10.435.846,93
Other                                                13.034.865,71

Other creditors:

* Accounts payable on fixed assets                    1.878.106,81
* Group                                                 689.291,53
* Other                                                  40.995,22

Deferred income                                       2.185.908,10
Foreign exchange translation differences                739.255,13
                                                   ---------------

Sub-total                                           192.630.698,00
                                                   ---------------

TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY                                             297.452.225,58
                                                   ===============

                             MARWAL SYSTEMS, S.A.
                           Income Statement for the
                         year ended December 31, 1994
                              (in French Francs)

                                            December 31, 1994
                                            ------------------
Operating Revenues:                                     579.451.349,75

Sale of goods                           535.259.461,85
Sale of services                         30.412.022,43
                                        --------------
Net sales                               565.671.484,28

Movement in finished goods and
work-in-progress                         (1.383.971,17)
In-house production                         728.865,00
Grants                                    1.351.306,20
Reversal of provisions and transfer
of charges                               12.830.704,98
Other income                                252.960,46
                                        --------------
                                        579.451.349,75

Operating expenses:                                     544.962.616,72

Purchases of raw materials and
other supplies                          296.647.374,00
Movements in raw materials stock        (11.922.463,00)
Other purchases and external
charges                                  89.956.155,98
Taxes and similar expenses                8.664.895,48
Wages & salaries                         81.428.350,72
Social charges                           45.200.262,16
Depreciation and amortization
expenses and provisions
* Fixed assets                           24.834.071,13
* Current assets                          4.221.947,14
* Contingencies and charges               5.257.039,66
Other charges                               674.983,45
                                        --------------
                                        544.962.616,72

Operating profit                                         34.488.733,03
                                                         -------------

                             MARWAL SYSTEMS, S.A.
                           Income Statement for the
                         year ended December 31, 1994
                              (in French Francs)

                                                December 31, 1994
                                          --------------------------------
Financial income:                                            10.022.168,72
From other investments                           942,13
Other interest and similar income          1.624.516,23
Reversal of provisions and transfer
of charges                                 1.884.372,97
Foreign exchange gains                     6.512.337,39
                                          -------------
                                          10.022.168,72


Financial expenses:                                          14.971.569,16
Depreciation and provisions                3.136.636,82
Interest and similar charges               4.373.906,83
Foreign exchange losses                    7.461.025,51
                                          -------------
                                          14.971.569,16

Net financial income / (expenses)                           (4.949.400,44)

Profit (loss) before tax                                    29.539.332,59

Exceptional income:                                          7.540.565,06
From operating activities                  4.284.190,06
From capital transactions
Reversal of provision and transfer
of charges                                 3.256.375,00
                                          -------------
                                           7.540.565,06

Exceptional charges:                                        12.626.722,58
From operating activities                  8.776.657,58
From capital transactions
Depreciation and provisions                3.850.065,00
                                          -------------
                                          12.626.722,58
Exceptional profit                                          (5.086.157,52)

Profit before taxation                                      24.453.175,07
Profit-Sharing                             2.745.109,00
Income tax                                 6.173.685,00

Profit after taxation                                       15.534.381,07
Total income                                               597.014.083,53
Total expenditure                                          581.479.702,46

PROFIT (LOSS)                                               15.534.381,07

                             MARWAL SYSTEMS, S.A.
                      Notes to the Financial Statements
                       (in thousands of French Francs)

The accounts of the branch based in Italy have been translated using the year end rate of exchange. The entire business will be transferred to France with effect starting in 1995 which will result in the closure of Marwal Italy during the year.

NOTE 1: ACCOUNTING POLICIES

The accounts of the Company have been prepared based upon generally accepted accounting principles in France which conform with the Chart of Accounts as set out in the French law dated April 30, 1983 and the decree of November 29, 1983.

1.1 INTANGIBLE FIXED ASSETS

The intangible fixed assets consist mainly of goodwill which is amortised on a straight line basis over 5 years.

The amortisation methods and the useful lives for other categories are as follows:

- Set-up costs                         3 years straight line
- Computer software                    1-3 years straight line

1.2 TANGIBLE FIXED ASSETS

Tangible fixed assets are valued at historical purchase price or cost of production when they have been produced in house. The cost of production is made up of the following elements: purchase price of raw materials, consumables and direct production costs.

Assets are depreciated on a straight line basis or declining balance, when applicable for items purchased during or after 1992.

                             MARWAL SYSTEMS, S.A.
                      Notes to the Financial Statements
                       (in thousands of French Francs)

The depreciation methods and the useful lives applied are as follows:


Installations                   10 years straight line
Machinery                       5-6 2/3 straight line/declining balance
Toolings                        1-5 years straight line/declining balance
Leasehold improvements
 Mach./Toolings                 5-6 2/3 straight line/declining balance
Vehicles                        4-5 years straight line
Fixtures and fittings           10 years straight line
Computer hardware               4-5 years straight line/declining balance

1.3 FINANCIAL INVESTMENTS

N/A

1.4 INVENTORY AND WORK-IN-PROGRESS

The policies used are as follows:

- Inventory is valued at the total cost of production.

- Raw materials and consumables are valued at the average weighted cost for goods received in the last month. This method is similar to FIFO.

- The Cost of production includes direct and indirect production expenses and an allocation of the costs of running the Head Office, to the extent that they are related to the production.

- The provision for obsolescence is determined based upon the sales forecasts.

1.5 ALLOWANCE FOR DOUBTFUL ACCOUNTS

The receivables are valued at their face value, a provision is recorded when the value recoverable is less than the book value.

1.6 FOREIGN EXCHANGE TRANSACTIONS

The receivables and payables denominated in foreign currency are translated into French francs at the December 31st, exchange rate. The resulting differences with amounts translated at historical exchange rates are shown in the balance sheet as "foreign exchange translation differences."

A provision for exchange losses is recorded separately for unrealised losses.

                             MARWAL SYSTEMS, S.A.
                       Notes to the financial statements
                        (in thousands of French Francs)

1.7 RETIREMENT INDEMNITY LIABILITIES

The "Projected Benefit Obligation" has been applied to calculate the retirement obligation.

The fund was placed during 1994 with a specialized organisation and therefore the provision has reversed at 12/31/94.

NOTE 2: FIXED ASSETS

The movements in gross value are as follows:

                        12/31/93        Increase        Decrease        12/31/94
                        --------        --------        --------        --------
Intangible fixed assets   18159             360             -              18519
Tangible fixed assets     89813           17254             -             107067
Financial investments         4            1118             -               1122


The movements in amortisation and depreciation are analysed as follows:

                        12/31/93        Increase        Decrease        12/31/94
                        --------        --------        --------        --------
Intangible fixed assets    9875            3783             -             13658
Tangible fixed assets     31380           21051             -             52431
Financial investments         0               0             -                 0


NOTE 3: INVENTORY AND WORK IN PROGRESS

The reserve for obsolescence for raw materials, consumables and finished goods at 12/31/94 amounts to KFRF. 2,836.

NOTE 4: ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

At December 31, 1994, accounts receivable can be split by maturity date as follows:

                                                             Greater than
                        Total           Less than 1 year        1 year
                        -----           ----------------     ------------
Long term receivables     1122                1118               4
Current assets          124449              124449


                             MARWAL SYSTEMS, S.A.
                       Notes to the financial statements
                        (in thousands of French Francs)

NOTE 5: SHORT TERM INVESTMENTS

N/A.

NOTE 6: PREPAYMENTS AND DEFERRED INCOME

                                          31/12/94
                                          --------
Prepayments
Interest                                    217


                                          31/12/94
                                          --------
Deferred income
Long term contracts (tooling)               2185


NOTE 7: DEFERRED CHARGES

                                       Charged to
                                    income statement
                      Total              1994                12/31/94
                      -----         ----------------         --------
Deferred charges      3849               1419                  2430


NOTE 8: SHAREHOLDERS' EQUITY

The capital stock is made up of 906,600 shares with a nominal value of FRF.100, completely paid up.

The accounts of the Company are consolidated in the group accounts of the Magneti Marelli Spa Group.

                             MARWAL SYSTEMS, S.A.
                       Notes to the financial statements
                        (in thousands of French Francs)

NOTE 9: TAX PROVISIONS AND PROVISIONS FOR CONTINGENCIES AND CHARGES

The movements in the year are analysed as follows:

                                        12/31/93        Additions       Reversals       12/31/94
                                        --------        ---------       ---------       --------
Provisions for
  contingencies and charges
  of which:                             12.813          11.353          14.108          10.058
Provision for payments
  on retirement                          4.845           3.370           8.215               0
Provision for guarantee                  1.020             242             262           1.000
Provision for loss on
  foreign exchange                       1.884           3.136           1.884           3.136


NOTE 10: CREDITORS

At December 31, 1994, debts, excluding advances and deposits received, deferred income and foreign exchange differences, can be analysed by maturity date as follows:

                                                Less than       Between 1
                                Total            1 year        and 5 years     > 5 years
                                -----           ---------      -----------     ---------
Bank overdrafts                 6345              6345
Trade payables and other
  liabilities*                183361            180616            2745


* of which trade bills payable: 30585

NOTE 11: RELATED PARTIES

The related parties transactions are included in the different accounts in the balance sheet as follows:


                Assets                          Liabilities
                ------                          -----------
Fixed assets             1747
Trade receivables       22014           Trade payables          20388
Other receivables         268           Other payables           1656
Cash and cash
  equivalent            67689           Financial debt           6497


                             MARWAL SYSTEMS, S.A.
                         Notes to the financial statements
                        (in thousands of French Francs)

Interest expenses and financial income with related parties are as follows:


Operating income        62784           Operating expenses      52309
Financial income           51           Interest expenses        4331


NOTE 12: Accruals and income receivable relating to different balance sheet accounts

                Assets                          Liabilities
                ------                          -----------
Trade receivables       10768           Trade payables
Other receivables         132           * Suppliers                     22135
                                        * Tax and social charges        23730
                                        * Other                          5106



NOTE 13: Exchange differences related to balance sheet accounts


                                Exchange difference
                                -------------------
                        Asset                   Liability
                        -----                   ---------
Assets
Trade receivables       2210                     64
Liabilities
Trade payables           927                    675

The exchange difference resulting from the
translation of the accounts of Marwal Italy
has been included in the revaluation
reserve within shareholders' equity             173



NOTE 14: Sales turnover analysis

                                1993             1994
                                ----             ----
Sales                           424023          565671
Sales of goods                  378099          535259
Sales of services                45924           30412

Split between export/domestic
Domestic                        295213          353114
Export                          128810          212557

Sales                           424023          565671


                             MARWAL SYSTEMS, S.A.
                       Notes to the financial statements
                        (in thousands of French Francs)

NOTE 15: DEFERRED TAX POSITION

                            12/31/93         Movements         12/31/94
                       ----------------  ----------------  ----------------
Nature                 Asset  Liability  Asset  Liability  Asset  Liability
------                 -----  ---------  -----  ---------  -----  ---------
Timing differences
Organic                           425     425       559      0       559


NOTE 16: EMPLOYEE INFORMATION

                                   Permanent staff          Temporary staff
                                   ---------------          ---------------
Executive and Management                 46
Employees                               135                        2
Labor and production                    518                       36
Total                                   699                       38


NOTE 17: LEASE COMMITMENTS

None.

NOTE 18: COMMITMENTS UNDERTAKEN AND RECEIVED

Discounted trade bills receivable but not matured                 90177

NOTE 19: INFORMATION RELATING TO MANAGEMENT

N/A.

                             MARWAL SYSTEMS, S.A.
                       Notes to the financial statements
                        (in thousands of French Francs)


NOTE 20: EXCEPTIONAL INCOME

Exceptional income from operating activities                    4284
Redundancy payments reinvoiced to Jaeger S.A.                   2214
Grant relating to training                                      1811
Other                                                            259


Exceptional income from capital transactions         Not significant

Reversal of provisions                                          3256
Provision for delocalization                                    2027
Provision for the starting of pumps                             1229


NOTE 21: EXCEPTIONAL CHARGES

Exceptional charges on operating activities                     8777
Redundancy payments                                             4024
Training costs                                                  3439
Other                                                           1314


Depreciation and provisions                                     3850
Provision for delocalization                                    2111
Other                                                           1739


NOTE 22: CHANGE IN ACCOUNTING POLICIES

N/A.


NOTE 23: ANALYSIS OF INCOME TAX



                                          Base               Tax
                                         ------             -----
Operating profit                         29539              10087
Exceptional items                        -5086              -1695
                                         ------             -----
Profit before tax                        24453               8392
Income tax credit 1993                                      -2218
                                                            -----
TOTAL INCOME TAX FOR THE COMPANY                             6174


                              MARWAL SYSTEMS, S.A.

                       STATUTORY AUDITOR'S GENERAL REPORT

                          YEAR ENDED DECEMBER 31, 1993


In our capacity as statutory auditor, we present below our report on:

* the accompanying annual accounts of Marwal Systems, S.A.

* the specific procedures and disclosures prescribed by law,

for the year ended December 31, 1993.

I. OPINION ON THE ANNUAL ACCOUNTS

We have audited the annual accounts in accordance with professional standards and, accordingly, performed such auditing procedures as we considered necessary in the circumstances.

In our opinion, the annual accounts present fairly, in conformity with generally accepted accounting principles in France, the financial position of the Company at December 31, 1993, and the results of its operations for the year then ended.

II. SPECIFIC PROCEDURES AND DISCLOSURES PRESCRIBED BY LAW

We have also carried out, in accordance with professional standards, the specific procedures prescribed by law.

We have nothing to report with respect to the fairness of information contained in the Directors' Report and its consistency with the annual accounts and other information presented to shareholders concerning the financial position and annual accounts.

      The Statutory Auditor

      ERNST & YOUNG Audit


         Gilles Meyer


March 29, 1994

                             MARWAL SYSTEMS, S.A.
                             Balance Sheet as of
                              December 31, 1993
                              (in French Francs)






ASSETS                                                                    December 31, 1993
                                                            ----------------------------------------------
                                                            Gross           Accumulated          Net book
                                                                            depreciation,           value
                                                                            amortization
                                                                          and allowances
                                                            ------        ---------------        ----------

Fixed assets
Intangible fixed assets                                 18.159.104,10      9.874.923,94         8.284.180,16
Tangible fixed assets                                   89.813.033,71     31.380.054,31        58.432.979,40
Financial investments:                                       4.415,58                               4.415,58
                                                       --------------     -------------        -------------
Sub-total                                              107.976.553,39     41.254.978,25        66.721.575,14
                                                      ---------------     -------------       --------------

Inventories
-  Raw materials                                        17.907.461,00        815.996,00        17.091.465,00
-  Work-in-progress                                      4.231.239,00        315.006,00         3.916.233,00
-  Finished goods                                       12.714.538,17        870.061,00        11.844.477,17
                                                      ---------------     -------------        -------------
Sub-total                                               34.853.238,17      2.001.063,00        32.852.175,17
                                                      ---------------     -------------       --------------

Current assets
Advances and payments on accounts                        1.772.204,90                           1.772.204,90
Trade accounts and notes receivable:
-  Customers and related accounts                       77.233.770,95      2.788.350,90        74.445.420,05
-  Other                                                 6.289.607,34                           6.289.607,34
Other receivables                                        4.269.761,36                           4.269.761,36
Cash and cash equivalent                                42.965.036,62                          42.965.036,62
Payments in advance                                        218.723,24                             218.723,24
Deferred charges                                           817.197,20                             817.197,20
Foreign exchange translation
differences                                              1.884.372,97                           1.884.372,97
                                                      ---------------     -------------       --------------
Sub-total                                              135.450.674,58      2.788.350,90       132.662.323,68
                                                      ---------------     -------------       --------------
TOTAL ASSETS                                           278.280.466,14     46.044.392,15       232.236.073,99
                                                      ===============     =============       ==============

                             MARWAL SYSTEMS, S.A.
                             Balance Sheet as of
                              December 31, 1993
                              (in French Francs)


LIABILITIES AND
SHAREHOLDERS' EQUITY                              DECEMBER 31, 1993
                                                  -----------------
Shareholders' equity
Share Capital                                        90.660.000,00
Revaluation reserve                                     167.367,14
Retained earnings at January 1st                    (11.386.850,99)
Result for the year                                    (216.525,41)
                                                   ---------------
Sub-total                                            79.223.990,74

Provisions for contingencies and charges             12.813.098,60

Liabilities

Financial debts:
- Amounts owed to financial institutions              8.307.621,90
Accounts payable and related accounts               102.715.810,23
Social charges payable                               15.155.093,16
Taxes                                                 6.892.389,61
Other                                                 1.190.863,26

Other creditors:

- Accounts payable on fixed assets                      371.917,55
- Group                                                 318.930,27
- Other                                                  14.015,30

Deferred income                                       4.426.476,10
Foreign exchange translation differences                805.867,27
                                                   ---------------

Sub-total                                           140.198.984,65
                                                   ---------------

TOTAL LIABILITIES AND SHAREHOLDERS'
 EQUITY                                             232.236.073,99
                                                   ===============

                             MARWAL SYSTEMS, S.A.
                           Income Statement for the
                         year ended December 31, 1993
                              (in French Francs)


                                            December 31, 1993
                                            ------------------
Operating Revenues:                                     429.968.360,99

Sale of goods                           378.099.332,97
Sale of services                         45.923.734,73
                                        --------------
Net sales                               424.023.067,70

Movement in finished goods and
work-in-progress                         (1.321.910,81)
In-house production                       1.111.370,00
Grants                                      174.420,00
Reversal of provisions and transfer
of charges                                5.724.630,10
Other income                                256.784,00
                                        --------------
                                        429.968.360,99

Operating Expenses:                                     422.950.222,69

Purchase of raw materials and
other supplies                          224.828.928,90
Movements in raw materials stock         (2.881.815,00)
Other purchases and external
charges                                  59.626.939,04
Taxes and similar expenses                7.158.884,44
Wages and salaries                       77.069.073,03
Social charges                           32.865.711,99
Depreciation and amortisation
expenses and provisions:
- Fixed assets                           20.398.056,16
- Current assets                          1.295.998,45
- Contingencies and charges               2.257.534,00
Other charges                               330.911,68
                                        --------------
                                        422.950.222,69

Operating profit                                          7.018.138,30
                                                         -------------

                             MARWAL SYSTEMS, S.A
                           Income Statement for the
                         year ended December 31, 1993
                              (in French Francs)

                                                December 31, 1993
                                          --------------------------------
Financial income:                                             4.773.755,52

Other interest and similar income          1.525.392,40
Reversal of provisions and transfer
of charges                                   151.336,64
Foreign exchange gains                     3.097.026,48
                                          -------------
                                           4.773.755,52
                                                             12.717.074,11

Financial expenses:

Depreciation and provisions
Interest and similar charges               3.419.369,57
Foreign exchange losses                    9.297.704,54
                                          -------------
                                          12.717.074,11

Net financial income/(expenses)                             (7.943.318,59)

Profit (loss) before taxation                                 (925.180,29)

Exceptional income:                                          5.595.519,86
From operating activities                  2.238.703,28
From capital transactions                         22,58
Reversal of provisions and transfer
of charges                                 3.356.794,00
                                          -------------
                                           5.595.519,86

Exceptional charges:                                         5.083.958,98
From operating activities                  2.995.596,58
From capital transactions                     61.472,40
Depreciation and provisions                2.026.890,00
                                          -------------
                                           5.083.958,98
Exceptional profit (loss)                                      511.560,88

Loss before taxation                                          (413.619,41)
Income tax                                  (197.094,00)

Loss after taxation                                           (216.525,41)
Total income                                               440.337.636,37
Total expenditures                                         440.554.161,78

Loss                                                          (216.525,41)

                             MARWAL SYSTEMS, S.A
                      Notes to the financial statements
                       (in thousands of French Francs)


The Company Marwal Systems, S.A. created a branch on January 1st, 1993. This branch, based in Italy, sells gauges. Since it is run autonomously, the closing exchange rate was used to translate the accounts at 12/31/93.

NOTE 1:  ACCOUNTING POLICIES

The accounts of the Company have been prepared based upon generally accepted accounting principles in France in compliance with the French law dated April 30, 1983 and the decree of November 29, 1983.

1.1 Intangible fixed assets

The intangible fixed assets consist mainly of goodwill which is amortised on a straight line basis over a 5 year period.

The amortisation methods and the useful lives for other categories are as follows:

- Set-up costs                           3 years straight line
- Computer software                      1-3 years straight line


1.2 Tangible fixed assets

Tangible fixed assets are valued at historical purchase price or cost of production when they have been produced in house. The cost of production is made up of the following elements: purchase price of raw materials, consumables and direct production costs.

Assets are depreciated on a straight line basis or declining balance, when applicable, for items purchased during or after 1992.

                              MARWAL SYSTEMS, S.A.
                       Notes to the financial statements
                        (in thousands of French Francs)



The depreciation methods and the useful lives applied are as follows:

Installations                           10 years straight line
Machinery                               5-6 2/3 straight line / declining balance
Toolings                                1-5 years straight line / declining balance
Leasehold improvements - Mach./Toolings 5-6 2/3 straight line / declining balance
Vehicles                                4-5 years straight line
Fixtures and fittings                   10 years straight line
Computer hardware                       4-5 years straight line / declining balance


1.3 Financial Investments

N/A.

1.4 Inventory and work-in-progress

The policies used are as follows:

* Inventory is valued at the total cost of production.

* Raw materials and consumables are valued at weighted average cost for goods received in the last three months. This method is considered as similar to FIFO.

* The Cost of production includes direct and indirect production expenses and an allocation of the costs of running the Head Office, to the extent that they are related to the production.

* The provision for obsolescence is determined based upon the sales forecasts.

1.5 Allowance for doubtful accounts

The receivables are valued at their face value, a provision is recorded when the value recoverable is less than the book value.

1.6 Foreign exchange operations

Debtors and creditors denominated in foreign currency are translated into French Francs at the 31st December exchange rate. The resulting differences with amounts translated at historical exchange rate are shown in the balance sheet as "foreign exchange translation differences" either as an asset or liability. Unrealised currency losses are provided for separately as contingencies.

                             MARWAL SYSTEMS, S.A.
                       Notes to the financial statements
                        (in thousands of French Francs)

1.7 Retirement indemnity liabilities

The "Projected Benefit Obligation" method has been applied to calculate the retirement obligation.

NOTE 2: FIXED ASSETS

The movements in gross value are as follows:

                        12/31/92        Increase        Decrease        12/31/93
                        --------        --------        --------        --------
Intangible fixed assets 17797             362             -              18159
Tangible fixed assets   64383           25499            69              89813
Financial investments       6               0             2                  4


The movements in amortisation and depreciation are analysed as follows:

                        12/31/92        Increase        Decrease        12/31/93
                        --------        --------        --------        --------
Intangible fixed assets  6262            3613             0              9875
Tangible fixed assets   14631           16789            40             31380
Financial investments       0               -             -                 0


NOTE 3: INVENTORIES AND WORK IN PROGRESS

The reserve for raw materials, consumables and finished goods at 12/31/93 amounts to KFRF 2,001.

NOTE 4: ACCOUNTS RECEIVABLE AND OTHER RECEIVABLES

At December 31, 1993, accounts receivable can be split by maturity date as follows:

                                                             Greater than
                        Total           Less than 1 year        1 year
                        -----           ----------------     ------------
Long term receivables                            0               4
Current assets                               89784


NOTE 5: SHORT TERM INVESTMENTS

N/A.

                             MARWAL SYSTEMS, S.A.
                      Notes to the financial statements
                       (in thousands of French Francs)

NOTE 6: PREPAYMENTS AND DEFERRED INCOME

                                                12/31/93
                                                --------

Prepayments
Interest                                         219

                                                12/31/93
                                                --------

Deferred income
Long term contracts (tooling)                   4426



NOTE 7: DEFERRED CHARGES


                                                Charged to
                                             income statement
                                Total              1993                 12/31/93
                                -----        ----------------           --------
Deferred charges                1225         408                        817
Amortised over 3 years


NOTE 8: SHAREHOLDERS' EQUITY

The capital stock is made up of 906,600 shares with a nominal value of FRF.100, completely paid up.

The accounts of the Company are consolidated in the group accounts of the Magneti Marelli Spa Group.

NOTE 9: TAX PROVISIONS AND PROVISIONS FOR CONTINGENCIES AND CHARGES

The movements in the year are analysed as follows:


                        12/31/92        Additions       Reversals       12/31/93
Tax provisions             --             --               --              --
Provisions for
contingencies and
charges of which:       14987           3966             6140           12813
Provision for
retirement indemnities   4009            836                             4845
Provision for
guarantee                2058            580             1618            1020


                             MARWAL SYSTEMS, S.A.
                       Notes to the financial statements
                        (in thousands of French Francs)


NOTE 10:  CREDITORS

At December 31, 1993, creditors, excluding advances and deposits received, deferred income and foreign exchange differences, can be analysed by maturity date as follows:

                                                      Less than      Between 1 and          >
                                          Total       1 year         5 years             5 years
                                         -------      ---------      -------------       ---------

Bank overdrafts                            8307         8307
Trade payables and other liabilities*    126660       126660


* of which trade bills payable: 15937



NOTE 11:  RELATED PARTIES

The related parties transactions are included in the different accounts in the balance sheet as follows:

                       Assets                                 Liabilities
                       ------                                 -----------
Fixed assets                    1154
Trade receivables              26574                    Trade payables          14259
Other receivables                                       Other payables           8495



Interest expenses and financial income with related parties are as follows:

Financial income                1525                    Interest expenses        3352




NOTE 12: ACCRUALS AND INCOME RECEIVABLE RELATING TO DIFFERENT BALANCE SHEET ACCOUNTS

                       Assets                                 Liabilities
                       ------                                 -----------
Trade receivables               10517
Other receivables                2056                   Trade payables
                                                        * Suppliers                18837
                                                        * Tax and social charges   11636
                                                        * Other                      750


                             MARWAL SYSTEMS, S.A.
                       Notes to the financial statements
                        (in thousands of French Francs)


NOTE 13: EXCHANGE DIFFERENCES RELATED TO BALANCE SHEET ACCOUNTS

                                 Exchange difference
                               -----------------------
                               Asset         Liability
                               -----         ---------
Assets
Trade receivables              1546               3
Liabilities
Trade payables                  338             803


The exchange difference resulting from the translation of the accounts of Marwal Italy has been recorded in the revaluation reserve within shareholders' equity.

NOTE 14: SALES TURNOVER ANALYSIS

                                  1992             1993
                                  ----             ----
Sales                             328819          424023
Sales of goods                    263575          378099
Sales of services                  65244           45924

Split between export/domestic
Domestic                          245352          295213
Export                             83467          128810
Sales                             328819          424023


NOTE 15: DEFERRED TAX POSITION

                            12/31/92         Movements         12/31/93
                       ----------------  ----------------  ----------------
Nature                 Asset  Liability  Asset  Liability  Asset  Liability
------                 -----  ---------  -----  ---------  -----  ---------
Timing differences
Organic                          331      331     425        0     425


                             MARWAL SYSTEMS, S.A.
                       Notes to the financial statements
                        (in thousands of French Francs)

NOTE 16: EMPLOYEE INFORMATION

                        Permanent staff         Temporary staff
                        ---------------         ---------------
Executives and Management       39
Employees                      130
Labor and production           498                      2
Total                          667                      2


NOTE 17: LEASE COMMITMENTS

None.

NOTE 18: COMMITMENTS UNDERTAKEN AND RECEIVED

There are no commitments either given or received by Marwal Systems.

NOTE 19: INFORMATION RELATING TO MANAGEMENT

N/A.

NOTE 20: EXCEPTIONAL INCOME


Exceptional income from operating activities            2239
Redundancy payments reinvoiced to Jaeger S.A.           1275
Grant relating to training                               875
Other                                                     89

Exceptional income from capital transactions    Not significant

Reversal of provisions                                  3357
Provision for delocalisation                            2890
Other                                                    467


NOTE 21 : EXCEPTIONAL CHARGES



Exceptional charges on operating activities                     2996
Redundancy payments made on behalf of Jaeger S.A.               1275
Redundancy payments                                              333
Part time costs                                                  139
Training costs                                                   950
Other                                                            299


Exceptional charges from capital transactions
Net book value of fixed assets sold                               40
Other                                                             21


Depreciation and provisions
Provision for delocalisation                                     2027

NOTE 22 : CHANGE IN ACCOUNTING POLICIES

N/A.

NOTE 23 : ANALYSIS OF INCOME TAX




                                                Base                Tax
                                          ----------------------------------
Operating profit                                (925)              1462
Exceptional items                                512               (729)

                                                 ---               ----
Profit before tax                               (413)               733
Income tax credit 1993                                              927

                                                                   ----
TOTAL INCOME TAX FOR THE COMPANY                                    194

                                 EXHIBIT INDEX





                                                                  Sequential
                                                                     Page
                                                                    Number
 Exhibit #          Item

     23.1           Consent of Ernst & Young                          44